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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 12, 2001

                Date of Report (Date of earliest event reported)

                                TARANTELLA, INC.
             (Exact name of registrant as specified in its charter)

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
       California                        0-21484                94-2549086
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
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)
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                               425 Encinal Street
                          Santa Cruz, California 95060
                    (Address of principal executive offices)

                                 (831) 427-7222
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On October 11, 2001, as part of an ongoing effort to restructure Tarantella, Inc. (the "Company") to be profitable by the end of its current fiscal year, the Company announced that approximately 30 percent of its worldwide workforce has been laid off. The reduction in force included all departments such as marketing, sales, general and administrative and development. In addition, the Company also announced other cost saving measures, including a cash compensation reduction plan for senior management.

ITEM 7. EXHIBITS.

     99   Press release dated October 11, 2001.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.


Date: October 12, 2001       By: /s/ Steven M. Sabbath
                                ------------------------
                                Steven M. Sabbath
                                Secretary
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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 12, 2001

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         Exhibit           Description
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
           99              Press release dated October 11, 2001

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